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                           ONE GROUP(R) MUTUAL FUNDS

                  SUPPLEMENT DATED MAY 17, 2002 TO PROSPECTUS
                            DATED NOVEMBER 1, 2001

Due to the exceptional growth in its assets, effective May 31, 2002, One Group Small Cap Value Fund will close to all new investors. Additional investments, however, are permitted under the following circumstances:

.. Shareholders of record at the time the Fund closes will be able to add to existing accounts through new purchases, the Systematic Investment Plan and reinvestment of dividends or capital gains distributions from any shares owned in the Fund. This includes IRA account owners and participants in SEP and SIMPLE plans.

.. Shareholders of record at the time the Fund closes will be able to add to existing accounts through exchanges from other One Group funds.

.. Participants in 401(k), 403(b) and 457 plans offering the Fund at the time the Fund closes may open new accounts in the Fund and purchase additional shares in existing accounts

.. Financial advisors and other intermediaries operating wrap accounts may continue to purchase shares for clients with existing accounts in the Fund, but may not open new accounts for clients who do not have an account with the Fund at the time the Fund closes.

Please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or reopen your account as long as the Fund remains closed to new investors. In addition, if your account balance falls below the applicable minimum balance of $1,000 ($200,000 for Class I shares), all of your remaining shares may be subject to involuntary redemption and your account closed as described in the prospectus. If this occurs, you will not be permitted to reopen your account as long as the Fund remains closed to new investors.

If after May 31, 2002, the Fund receives a purchase order directly from an investor who does not currently have an account with the Fund, an account

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

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may be opened for the investor in One Group Prime Money Market Fund - Class A shares. One Group will attempt to contact the investor to determine whether he or she would like to purchase shares of another One Group fund or would prefer that the investment be refunded. If One Group cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to modify this policy at any time.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE


TOG-F-SCV